UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811–04518)

Exact name of registrant as specified in charter:	Putnam Massachusetts Tax Exempt Income Fund

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292–1000

Date of fiscal year end:	May 31, 2019

Date of reporting period:	June 1, 2018 — May 31, 2019

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

IMPORTANT NOTICE: Beginning on January 1, 2021, reports like this one will no longer automatically be sent by mail. See inside for more information.

Putnam INVESTMENTS

Putnam Massachusetts Tax Exempt Income Fund

Annual report
5 | 31 | 19

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
CLASS A
PXMAX

Putnam Massachusetts
Tax Exempt
Income Fund

Annual report
5 | 31 | 19

IMPORTANT NOTICE: Delivery of paper fund reports

In accordance with regulations adopted by the Securities and Exchange Commission, beginning on January 1, 2021, reports like this one will no longer be sent by mail unless you specifically request it. Instead, they will be on Putnam’s website, and you will be notified by mail whenever a new one is available, and provided with a website link to access the report.

If you wish to stop receiving paper reports sooner, or if you wish to continue to receive paper reports free of charge after January 1, 2021, please see the back cover or insert for instructions. If you invest through a bank or broker, your choice will apply to all funds held in your account. If you invest directly with Putnam, your choice will apply to all Putnam funds in your account.

If you already receive these reports electronically, no action is required.

Message from the Trustees

July 15, 2019

Dear Fellow Shareholder:

If there is any lesson to be learned from constantly changing financial markets, it is the importance of positioning your investment portfolio for your long-term goals. We believe that one strategy is to diversify across different asset classes and investment approaches.

We also believe your mutual fund investment offers a number of advantages, including constant monitoring by experienced investment professionals who maintain a long-term perspective. Putnam’s portfolio managers and analysts take a research-intensive approach that includes risk management strategies designed to serve you through changing conditions.

Another key strategy, in our view, is seeking the counsel of a financial advisor. For over 80 years, Putnam has recognized the importance of professional investment advice. Your financial advisor can help in many ways, including defining and planning for goals such as retirement, evaluating the level of risk appropriate for you, and reviewing your investments on a regular basis and making adjustments as necessary.

As always, your fund’s Board of Trustees remains committed to protecting the interests of Putnam shareholders like you, and we thank you for investing with Putnam.

Municipal bonds finance important public projects, such as schools, roads, and hospitals. The bonds are backed by either the issuing city, town, or other government entity or by revenues collected from usage fees.

However, unlike U.S. Treasuries or corporate bonds, the interest paid on municipal bonds is generally free from federal income taxes. Moreover, Massachusetts residents generally pay no state income taxes on distributions paid from municipal bonds issued in the Bay State. That can make municipal bonds particularly attractive to investors subject to higher personal income tax rates.

2 Massachusetts Tax Exempt Income Fund

Source: Putnam, as of 5/31/19. Past performance is no guarantee of future results. Yields for U.S. Treasuries, investment-grade corporates, and municipal bonds are represented by the average “yield to worst” — a calculation of the lowest possible yield generated without defaulting — of the Bloomberg Barclays U.S. Treasury Index, an unmanaged index of U.S. dollar-denominated, fixed-rate, nominal debt issued by the U.S. Treasury; the Bloomberg Barclays U.S. Credit Index, an unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, taxable corporate and government related bonds; and the Bloomberg Barclays Municipal Bond Index, an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds, respectively. You cannot invest directly in an index. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Income from municipal bonds may be subject to the alternative minimum tax. Taxable equivalent yield and annual after-tax income are based on a 40.80% federal income tax rate. This rate reflects the Tax Cuts and Jobs Act of 2017 and includes the 3.80% Medicare surtax.

Source: Moody’s Investor Services, U.S. Municipal Bond Defaults and Recoveries, 1970–2017 (July 2018). Most recent data available.

Massachusetts Tax Exempt Income Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See below and pages 10–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 5/31/19. See above and pages 10–13 for additional fund performance information. Index descriptions can be found on pages 16–17.

4 Massachusetts Tax Exempt Income Fund

Paul has a B.A. from Suffolk University. He has been in the investment industry since he joined Putnam in 1989.

Garrett L. Hamilton, CFA, is also a Portfolio Manager of the fund.

Paul, how was the market for municipal bonds during the reporting period?

Municipal bonds performed well on both an absolute basis and relative to U.S. stocks and Treasuries for the fiscal year, with much of the momentum coming in the second half of the period. During the early months, rising interest rates created headwinds for fixed-income securities. [Bond prices generally fall as rates rise.] With solid U.S. economic growth and a combination of low unemployment and rising wages, the Federal Reserve raised short-term interest rates three times in June, September, and December 2018 to help temper potential inflationary pressure.

The fourth quarter of 2018 was especially challenging. In addition to higher rates, the partial U.S. government shutdown, slowing global growth, and trade tensions weighed on market sentiment. Investors responded by selling higher-risk equity and fixed-income investments and buying more conservative fixed-income investments. With the prevailing winds presenting some uncertainty about the pace of global growth, the Fed became quite dovish in its outlook for future interest-rate hikes during the first quarter of 2019. The shift

Massachusetts Tax Exempt Income Fund 5

Allocations are shown as a percentage of the fund’s net assets as of 5/31/19. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the timing of matured security transactions, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

Credit qualities are shown as a percentage of the fund’s net assets as of 5/31/19. A bond rated BBB or higher (SP-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings may vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, and short-term securities in the portfolio. The fund itself has not been rated by an independent rating agency.

6 Massachusetts Tax Exempt Income Fund

in the Fed’s monetary policy, combined with the end of the federal government shutdown in January 2019 and optimism over a U.S.–China trade agreement, buoyed investor sentiment and increased demand for higher-risk assets.

Falling U.S. Treasury yields during the fourth quarter of 2018 into 2019 and positive supply/demand dynamics helped to support municipal bond prices as well. The Fed’s pivot increased the appeal of longer-duration fixed-income assets. [Duration is a measure of an investment’s sensitivity to interest rates.] Additionally, with the Tax Cuts and Jobs Act of 2017 capping the deductibility of state and local taxes at $10,000 per year, many Americans faced higher taxes for 2018. As a result, municipal bonds saw record inflows year to date through May 31, 2019, as investors sought their tax-free income and perceived lower volatility. On the other hand, the supply of municipal bonds has underwhelmed year to date and was just 2.8% higher than the relatively low pace during the same period in 2018. The combination of record demand and relatively low supply helped to push municipal bond valuations to multi-year highs by the end of the period.

With investors positioning for a period of easing monetary policy, the municipal bond yield curve flattened during the period. The flattening was the result of increased demand for longer-maturity bonds, which pushed their prices higher and yields lower. Consequently, intermediate- and long-term municipals outperformed intermediate- and long-term Treasuries, as well as short-term municipals. From a credit-quality perspective, municipals rated BBB outperformed more highly rated bonds and lower-rated, high-yield municipals for the period.

How did the fund perform during the reporting period?

For the 12 months ended May 31, 2019, the fund underperformed the Bloomberg Barclays Municipal Bond Index [the fund’s benchmark] but outperformed the average return of its

Lipper peer group, Massachusetts Municipal Debt Funds. After the strong performance of longer-maturity holdings during the fourth quarter of 2018 and first quarter of 2019, we trimmed our exposure. The market continued to rally through the end of the period, and the fund lagged its benchmark as a result.

How did the changing rate environment affect your strategy?

The flattening of the municipal yield curve and what we viewed as relatively rich valuations made us slightly more cautious in our positioning. That said, in our view, stable credit fundamentals and positive supply/demand technicals remained supportive of the asset class at period-end.

Given the changing landscape, we moved the fund to more of a defensive position in the final weeks of the period by reducing our yield curve exposure. The fund’s yield curve positioning continued to reflect a bulleted portfolio structure focused on longer intermediate-term maturities but to a lesser degree than at the beginning of the period. That said, the fund still held an overweight position in bonds with longer intermediate maturities and an underweight exposure to long maturity holdings compared with the fund’s benchmark. With the municipal yield curve flat by historical standards, we reduced the fund’s exposure to long maturity bonds and redeployed the proceeds into shorter and intermediate maturity bonds. In our opinion, these bonds have a more favorable risk/return profile.

With municipal credit fundamentals stable, credit spreads remained at or near post-2008-crisis lows during the period.

Massachusetts Tax Exempt Income Fund 7

The fund held an overweight exposure to higher-quality bonds rated A and BBB relative to the fund’s Lipper peer group. We continued to look for what we viewed as attractively priced opportunities to move higher up the credit-quality spectrum. From a sector positioning perspective, we favored higher education and toll road bonds relative to the fund’s Lipper peer group.

In February 2019, Puerto Rico reached an important milestone in its planned financial recovery. Federal bankruptcy Judge Laura Taylor Swain formally approved a major debt restructuring plan for Puerto Rico’s sales tax bonds known as “COFINA.” The restructured bonds were downsized — to about $12 billion — into one new single lien security. The ruling brings clarity, and the bond restructuring is a positive step in helping resolve Puerto Rico’s debt crisis, we believe. However, we remain cautious due to the Commonwealth’s uncertain economic recovery and a perceived lack of institutional credibility across Puerto Rico’s government. The fund remained underweight in its exposure to Puerto Rico’s municipal bonds during the period compared with its Lipper peer group.

What is your outlook for interest rates and the municipal bond market?

Given the prevailing crosscurrents at period-end, we believe the Fed will cut its benchmark federal funds rate twice during the second half of 2019 and possibly again in early 2020 if market conditions warrant it. The markets are pricing in even more accommodation over this time period. Historically, when the market anticipates interest-rate reductions, the Fed has followed through. In our view, the central bank will interpret continued softening in U.S. growth as further proof that lower inflation is not transitory. Should the Fed choose not to act, we believe increased volatility in higher-risk assets could push them to cut rates.

On the subject of risks, although unfunded pension liabilities remain a concern for some municipalities, defaults for investment-grade municipal bonds have been rare and remain relatively low for non-investment-grade municipal bonds. The asset class also has

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the timing of matured security transactions, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

8 Massachusetts Tax Exempt Income Fund

demonstrated a low correlation to equities in recent years, suggesting that they could help play a defensive role in a diversified investment portfolio during periods of equity market volatility.

With their competitive tax-adjusted returns and stable credit fundamentals, municipals could perform relatively well in 2019, in our view. We’ll continue to monitor the market on a daily basis to capture opportunities that arise from supply and/or demand imbalances. We’ll also continue to adjust the portfolio to reflect the team’s best ideas to enhance income as well as total return prospects in an evolving interest-rate environment.

Thank you, Paul, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

Massachusetts Tax Exempt Income Fund 9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended May 31, 2019, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R6 and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 5/31/19

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Class A (10/23/89)
Before sales charge	5.39%	51.85%	4.27%	15.94%	3.00%	7.22%	2.35%	5.39%
After sales charge	5.24	45.77	3.84	11.30	2.16	2.93	0.97	1.17
Class B (7/15/93)
Before CDSC	5.17	44.17	3.73	12.40	2.37	5.34	1.75	4.73
After CDSC	5.17	44.17	3.73	10.40	2.00	2.39	0.79	–0.27
Class C (8/19/03)
Before CDSC	5.10	40.58	3.46	11.50	2.20	4.84	1.59	4.56
After CDSC	5.10	40.58	3.46	11.50	2.20	4.84	1.59	3.56
Class M (5/12/95)
Before sales charge	5.06	47.88	3.99	14.47	2.74	6.44	2.10	5.21
After sales charge	4.94	43.08	3.65	10.75	2.06	2.98	0.98	1.79
Class R6 (5/22/18)
Net asset value	5.49	55.37	4.50	17.36	3.25	8.06	2.62	5.67
Class Y (1/2/08)
Net asset value	5.49	55.33	4.50	17.33	3.25	8.03	2.61	5.61

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R6 and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

Class C share performance reflects conversion to class A shares after 10 years.

10 Massachusetts Tax Exempt Income Fund

Comparative index returns For periods ended 5/31/19

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Bloomberg Barclays
Municipal Bond Index	5.73%	56.53%	4.58%	19.25%	3.58%	9.16%	2.96%	6.40%
Lipper Massachusetts
Municipal Debt Funds	5.29	48.69	4.03	15.24	2.87	6.19	2.02	5.14
category average*

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 5/31/19, there were 36, 32, 31, 29, and 8 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $14,417 and $14,058, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $14,308. A $10,000 investment in the fund’s class R6 and Y shares would have been valued at $15,537 and 15,533, respectively.

Massachusetts Tax Exempt Income Fund 11

Fund price and distribution information For the 12-month period ended 5/31/19

Distributions	Class A		Class B	Class C	Class M		Class R6	Class Y
Number	12		12	12	12		12	12
Income[1]	$0.268059		$0.208752	$0.194832	$0.242063		$0.295108	$0.289528
Capital gains[2]	—		—	—	—		—	—
Total	$0.268059		$0.208752	$0.194832	$0.242063		$0.295108	$0.289528
	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value
5/31/18	$9.45	$9.84	$9.44	$9.47	$9.45	$9.77	$9.48	$9.48
5/31/19	9.68	10.08	9.67	9.70	9.69	10.02	9.71	9.71
	Before	After	Net	Net	Before	After	Net	Net
Current rate	sales	sales	asset	asset	sales	sales	asset	asset
(end of period)	charge	charge	value	value	charge	charge	value	value
Current dividend rate[3]	2.47%	2.37%	1.84%	1.69%	2.19%	2.12%	2.70%	2.69%
Taxable equivalent[4]	4.56	4.38	3.40	3.12	4.04	3.92	4.99	4.97
Current 30-day
SEC yield[5]	N/A	1.49	0.93	0.78	N/A	1.23	1.78	1.77
Taxable equivalent[4]	N/A	2.75	1.72	1.44	N/A	2.27	3.29	3.27

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 For some investors, investment income may be subject to the federal alternative minimum tax.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

4 Assumes maximum 45.85% federal and state combined tax rate for 2019. Results for investors subject to lower tax rates would not be as advantageous.

5 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

12 Massachusetts Tax Exempt Income Fund

Fund performance as of most recent calendar quarter Total return for periods ended 6/30/19

	Annual
	average
	(life of		Annual		Annual		Annual
	fund)	10 years	average	5 years	average	3 years	average	1 year
Class A (10/23/89)
Before sales charge	5.39%	53.81%	4.40%	16.44%	3.09%	5.89%	1.93%	5.78%
After sales charge	5.24	47.66	3.97	11.78	2.25	1.65	0.55	1.55
Class B (7/15/93)
Before CDSC	5.17	46.34	3.88	12.77	2.43	3.83	1.26	5.13
After CDSC	5.17	46.34	3.88	10.77	2.07	0.92	0.31	0.13
Class C (8/19/03)
Before CDSC	5.10	42.40	3.60	11.98	2.29	3.45	1.14	4.96
After CDSC	5.10	42.40	3.60	11.98	2.29	3.45	1.14	3.96
Class M (5/12/95)
Before sales charge	5.06	49.64	4.11	14.85	2.81	5.02	1.65	5.49
After sales charge	4.94	44.78	3.77	11.12	2.13	1.60	0.53	2.06
Class R6 (5/22/18)
Net asset value	5.49	57.37	4.64	17.86	3.34	6.62	2.16	6.06
Class Y (1/2/08)
Net asset value	5.49	57.33	4.64	17.82	3.33	6.59	2.15	6.00

See the discussion following the fund performance table on page 10 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R6	Class Y
Total annual operating expenses for the
fiscal year ended 5/31/18	0.79%	1.42%	1.57%	1.07%	0.55%*	0.57%
Annualized expense ratio for the
six-month period ended 5/31/19†	0.79%	1.42%	1.57%	1.07%	0.56%	0.57%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Other expenses are based on expenses of class A shares for the fund’s last fiscal year, restated to reflect the lower investor servicing fees applicable to class R6 shares.

† Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

Massachusetts Tax Exempt Income Fund 13

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 12/1/18 to 5/31/19. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R6	Class Y
Expenses paid per $1,000*†	$4.05	$7.27	$8.03	$5.48	$2.87	$2.92
Ending value (after expenses)	$1,054.50	$1,052.40	$1,050.40	$1,054.20	$1,055.70	$1,055.50

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/19. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 5/31/19, use the following calculation method. To find the value of your investment on 12/1/18, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R6	Class Y
Expenses paid per $1,000*†	$3.98	$7.14	$7.90	$5.39	$2.82	$2.87
Ending value (after expenses)	$1,020.99	$1,017.85	$1,017.10	$1,019.60	$1,022.14	$1,022.09

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/19. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

14 Massachusetts Tax Exempt Income Fund

Consider these risks before investing

The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political or financial market conditions, investor sentiment and market perceptions, government actions, geopolitical events or changes, and factors related to a specific issuer, geography, industry or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. The fund’s performance will be closely tied to the economic and political conditions in Massachusetts, and can be more volatile than the performance of a more geographically diversified fund. Capital gains, if any, are taxed at the federal and, in most cases, state levels. For some investors, investment income may be subject to the federal alternative minimum tax. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Tax-exempt bonds may be issued under the Internal Revenue Code only by limited types of issuers for limited types of projects. As a result, the fund’s investments may be focused in certain market segments and be more vulnerable to fluctuations in the values of the securities it holds than a more broadly invested fund. Interest the fund receives might be taxable. You can lose money by investing in the fund.

Massachusetts Tax Exempt Income Fund 15

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofAML (Intercontinental Exchange Bank of America Merrill Lynch) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

16 Massachusetts Tax Exempt Income Fund

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

ICE Data Indices, LLC (“ICE BofAML”), used with permission. ICE BofAML permits use of the ICE BofAML indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofAML indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2018, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of May 31, 2019, Putnam employees had approximately $488,000,000 and the Trustees had approximately $69,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Massachusetts Tax Exempt Income Fund 17

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

18 Massachusetts Tax Exempt Income Fund

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Massachusetts Tax Exempt Income Fund 19

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of
Putnam Massachusetts Tax Exempt Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of Putnam Massachusetts Tax Exempt Income Fund (the “Fund”) as of May 31, 2019, the related statement of operations for the year ended May 31, 2019, the statement of changes in net assets for each of the two years in the period ended May 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2019 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
July 15, 2019

We have served as the auditor of one or more investment companies in the Putnam Investments family of mutual funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

20 Massachusetts Tax Exempt Income Fund

The fund’s portfolio 5/31/19

Key to holding’s abbreviations

AGC Assured Guaranty Corp.	U.S. Govt. Coll. U.S. Government Collateralized
AGM Assured Guaranty Municipal Corporation	VRDN Variable Rate Demand Notes, which are floating-
AMBAC AMBAC Indemnity Corporation	rate securities with long-term maturities that carry
FGIC Financial Guaranty Insurance Company	coupons that reset and are payable upon demand
G.O. Bonds General Obligation Bonds	either daily, weekly or monthly. The rate shown is the
NATL National Public Finance Guarantee Corp.	current interest rate at the close of the reporting
PSFG Permanent School Fund Guaranteed	period. Rates are set by remarketing agents and may
SGI Syncora Guarantee, Inc.	take into consideration market supply and demand,
credit quality and the current SIFMA Municipal Swap
Index rate, which was 1.42% as of the close of the
reporting period.

MUNICIPAL BONDS AND NOTES (98.5%)*	Rating**	Principal amount	Value
Guam (1.6%)
Territory of GU, Rev. Bonds, Ser. A, 5.375%, 12/1/24
(Prerefunded 12/1/19)	AAA/P	$1,000,000	$1,019,810
Territory of GU, Govt. Wtr. Wks. Auth. Wtr. &
Waste Wtr. Syst. Rev. Bonds, 5.625%, 7/1/40
(Prerefunded 7/1/20)	A–	600,000	626,616
Territory of GU, Port Auth. Rev. Bonds, Ser. B
5.00%, 7/1/35	A	400,000	453,024
5.00%, 7/1/34	A	200,000	227,454
5.00%, 7/1/30	A	465,000	539,484
5.00%, 7/1/29	A	400,000	467,844
Territory of GU, Pwr. Auth. Rev. Bonds, Ser. A
U.S. Govt. Coll., 5.50%, 10/1/40
(Prerefunded 10/1/20)	Baa2	500,000	526,470
5.00%, 10/1/34	Baa2	200,000	213,258
			4,073,960
Louisiana (0.5%)
St. Tammany Parish Hosp. Svcs. Dist. No.
1 Rev. Bonds, (St. Tammany Parish Hosp.), Ser. A,
5.00%, 7/1/33	A/F	1,000,000	1,201,860
			1,201,860
Massachusetts (90.3%)
Berkshire Wind Pwr. Cooperative Corp. Rev.
Bonds, (Berkshire Wind (Green Bonds)), Ser. 2,
5.00%, 7/1/29	A	1,000,000	1,221,490
MA Bay Trans. Auth. Rev. Bonds, Ser. A, 4.00%, 7/1/37	AAA	5,000,000	5,254,450
MA Bay Trans. Auth. Sales Tax Rev. Bonds, Ser. A-2
5.00%, 7/1/44	AA	2,400,000	2,861,280
5.00%, 7/1/43	AA	4,960,000	5,916,834
MA State G.O. Bonds
Ser. A, 5.00%, 3/1/41	Aa1	1,000,000	1,130,800
Ser. I, 5.00%, 12/1/35	Aa1	3,000,000	3,603,660
Ser. A, 5.00%, 1/1/35	Aa1	1,285,000	1,565,336
Ser. E, 4.00%, 4/1/46	Aa1	3,000,000	3,215,730
4.00%, 5/1/35	Aa1	3,000,000	3,201,090
MA State VRDN, (Construction Loan), Ser. A,
2.10%, 3/1/26	VMIG 1	3,000,000	3,000,000

Massachusetts Tax Exempt Income Fund 21

MUNICIPAL BONDS AND NOTES (98.5%)* cont.	Rating**	Principal amount	Value
Massachusetts cont.
MA State College Bldg. Auth. Rev. Bonds
Ser. B, 5.00%, 5/1/43	Aa2	$3,100,000	$3,337,770
(Green Bond), 5.00%, 5/1/39	Aa2	1,500,000	1,686,285
Ser. B, 5.00%, 5/1/37	Aa2	1,500,000	1,619,880
Ser. A, 5.00%, 5/1/36	Aa2	2,120,000	2,291,932
Ser. A, 5.00%, 5/1/36 (Prerefunded 5/1/22)	AAA/P	730,000	803,533
MA State Dept. Trans. Rev. Bonds, (Metro Hwy.
Syst.), Ser. B
5.00%, 1/1/37	A+	2,250,000	2,292,008
5.00%, 1/1/32	A+	2,775,000	2,827,614
MA State Dev. Fin. Agcy. Rev. Bonds
(Sabis Intl.), Ser. A, 8.00%, 4/15/39
(Prerefunded 10/15/19)	BBB	775,000	793,391
(Tufts Med. Ctr.), Ser. I, 7.25%, 1/1/32
(Prerefunded 1/1/21)	BBB+	800,000	870,272
(Tufts Med. Ctr.), Ser. I, U.S. Govt. Coll., 7.25%,
1/1/32 (Prerefunded 1/1/21)	AAA/P	1,200,000	1,305,408
(Loomis Communities), Ser. A, 6.00%, 1/1/33	BBB/P	150,000	167,754
(Loomis Communities), Ser. A, U.S. Govt. Coll.,
6.00%, 1/1/33 (Prerefunded 7/1/23)	AAA/P	150,000	176,195
(WGBH Edl. Foundation), Ser. A, AMBAC,
5.75%, 1/1/42	AA–	5,000,000	7,195,792
(Suffolk U.), Ser. A, 5.75%, 7/1/39	Baa2	1,005,000	1,008,206
(Suffolk U.), Ser. A, U.S. Govt. Coll., 5.75%, 7/1/39
(Prerefunded 7/1/19)	AAA/P	1,995,000	2,001,524
(Milford Regl. Med. Ctr.), Ser. F, 5.625%, 7/15/36	BB+	500,000	545,535
(Emerson College), Ser. A, 5.50%, 1/1/30
(Prerefunded 1/1/20)	BBB+	80,000	81,890
(Simmons College), Ser. H, SGI, 5.25%, 10/1/33	Baa1	2,000,000	2,478,220
(Carleton-Willard Village), 5.25%, 12/1/25	A–	700,000	712,985
(Suffolk U.), 5.125%, 7/1/40	Baa2	1,600,000	1,649,168
(Orchard Cove, Inc.), 5.00%, 10/1/49	BBB+/F	700,000	782,537
(Wellforce Oblig. Group), Ser. A, 5.00%, 7/1/44	BBB+	500,000	582,205
(Franklin W. Olin College of Engineering), Ser. E,
5.00%, 11/1/43	A+	2,500,000	2,790,875
(UMass Boston Student Hsg.), 5.00%, 10/1/41	Baa3	1,000,000	1,120,830
(Partners Healthcare Syst.), Ser. Q, 5.00%, 7/1/41	Aa3	2,000,000	2,321,740
(Dexter Southfield), 5.00%, 5/1/41	BBB+	2,000,000	2,249,500
(Bentley U.), 5.00%, 7/1/40	A2	1,250,000	1,461,688
(Emerson College), Ser. A, 5.00%, 1/1/40	BBB+	1,570,000	1,813,586
(Emerson College), Ser. A, 5.00%, 1/1/40
(Prerefunded 1/1/20)	BBB+	305,000	311,335
(Orchard Cove, Inc.), 5.00%, 10/1/39	BBB+/F	250,000	281,075
(Atrius Hlth. Oblig. Group), Ser. A, 5.00%, 6/1/39	BBB	2,500,000	2,949,875
(Franklin W. Olin College), Ser. E, 5.00%, 11/1/38	A+	1,000,000	1,120,480
(Tufts U.), Ser. Q, 5.00%, 8/15/38	Aa2	500,000	578,940
(Suffolk U.), 5.00%, 7/1/38	Baa2	340,000	401,292
(UMass Memorial Hlth. Care Oblig. Group), Ser. K,
5.00%, 7/1/38	BBB+	1,000,000	1,142,510
(Wentworth Inst. Tech.), 5.00%, 10/1/37	Baa1	655,000	743,530
(Caregroup), Ser. I, 5.00%, 7/1/37	A–	500,000	571,650

22 Massachusetts Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (98.5%)* cont.	Rating**	Principal amount	Value
Massachusetts cont.
MA State Dev. Fin. Agcy. Rev. Bonds
(Foxborough Regl. Charter), Ser. B, 5.00%, 7/1/37	BBB–	$1,120,000	$1,252,294
(Lowell Gen. Hosp.), Ser. G, 5.00%, 7/1/37	BBB+	1,630,000	1,764,133
(MCPHS U.), Ser. H, 5.00%, 7/1/37	AA	450,000	518,886
(Suffolk U.), 5.00%, 7/1/37	Baa2	605,000	716,665
(Broad Inst.), 5.00%, 4/1/37	Aa3	1,000,000	1,212,280
(Dana-Farber Cancer Inst.), Ser. N, 5.00%, 12/1/36	A1	1,100,000	1,296,713
(Brandeis U.), Ser. S-1, 5.00%, 10/1/36 ##	A1	765,000	939,741
(Caregroup), Ser. I, 5.00%, 7/1/36	A–	935,000	1,072,015
(Suffolk U.), 5.00%, 7/1/36	Baa2	600,000	693,402
(Suffolk U.), 5.00%, 7/1/36	Baa2	450,000	535,086
(Brandeis U.), Ser. 0-1, 5.00%, 10/1/35
(Prerefunded 10/1/19)	A1	1,000,000	1,011,610
(Boston Med. Ctr.), Ser. E, 5.00%, 7/1/35	Baa2	1,000,000	1,141,840
(Suffolk U.), 5.00%, 7/1/35	Baa2	470,000	561,236
(Brandeis U.), Ser. S-1, 5.00%, 10/1/34 ##	A1	1,745,000	2,162,195
(Emmanuel College), Ser. A, 5.00%, 10/1/34	Baa2	1,075,000	1,229,596
(Baystate Med. Oblig. Group), Ser. N, 5.00%, 7/1/34	A+	1,000,000	1,120,390
(Suffolk U.), 5.00%, 7/1/34	Baa2	675,000	785,801
(Suffolk U.), 5.00%, 7/1/34	Baa2	550,000	659,764
(Woods Hole Oceanographic Inst.), 5.00%, 6/1/34	AA–	1,000,000	1,229,340
(Suffolk U.), 5.00%, 7/1/33	Baa2	800,000	963,712
(Woods Hole Oceanographic Inst.), 5.00%, 6/1/33	AA–	900,000	1,110,735
(Intl. Charter School), 5.00%, 4/15/33	BBB–	750,000	817,028
(MCPHS U.), Ser. H, 5.00%, 7/1/32	AA	300,000	350,697
(South Shore Hosp., Inc.), Ser. I, 5.00%, 7/1/32	A–	1,600,000	1,858,000
(Woods Hole Oceanographic Inst.), 5.00%, 6/1/32	AA–	660,000	818,796
(Northeastern U.), 5.00%, 10/1/31	A1	500,000	549,925
(Berkshire Retirement Cmnty. of Lenox),
5.00%, 7/1/31	A+/F	1,000,000	1,137,530
(UMass Memorial Hlth. Care Oblig. Group), Ser. L,
5.00%, 7/1/31	BBB+	1,345,000	1,589,225
(Broad Institute, Inc. (The)), 5.00%, 4/1/31	Aa3	1,420,000	1,754,410
(Lesley U.), 5.00%, 7/1/30	A–	1,000,000	1,187,340
(Boston College), Ser. Q-1, 5.00%, 7/1/29	Aa3	1,050,000	1,052,751
(Dexter Southfield), 5.00%, 5/1/27	BBB+	500,000	581,250
(Dexter Southfield), 5.00%, 5/1/26	BBB+	740,000	862,403
(MA College of Pharmacy & Allied Hlth. Science),
Ser. F, 5.00%, 7/1/25	AA	650,000	741,436
(Babson College), Ser. A, 5.00%, 10/1/24	A2	250,000	294,293
(Babson College), Ser. A, 5.00%, 10/1/23	A2	300,000	343,635
(Williams College), Ser. S, 4.00%, 7/1/46	Aa1	4,550,000	4,986,209
(Partners HealthCare System, Inc.), Ser. S-1,
4.00%, 7/1/36	Aa3	2,500,000	2,779,700
(Partners HealthCare System, Inc.), Ser. S,
4.00%, 7/1/35	Aa3	1,025,000	1,143,193
(Wellesley College), Ser. L, 4.00%, 7/1/34	Aa1	860,000	975,980
(Linden Ponds, Inc.), Ser. B, zero %, 11/15/56	B–/P	468,041	131,515

Massachusetts Tax Exempt Income Fund 23

MUNICIPAL BONDS AND NOTES (98.5%)* cont.	Rating**	Principal amount	Value
Massachusetts cont.
MA State Dev. Fin. Agcy. Rev. Bonds
(WGBH Edl. Foundation), Ser. B, AGC,
zero %, 1/1/29	AA	$2,000,000	$1,576,060
(WGBH Edl. Foundation), Ser. B, AGC,
zero %, 1/1/28	AA	2,000,000	1,627,680
MA State Dev. Fin. Agcy. VRDN, (Boston U.),
Ser. U-6E, 2.06%, 10/1/42	VMIG 1	800,000	800,000
MA State Dev. Fin. Agcy. 144A Rev. Bonds
(Linden Ponds, Inc. Fac.), 5.00%, 11/15/38	BB/F	500,000	545,780
(NewBridge on the Charles, Inc.), 5.00%, 10/1/37	BB+/F	1,000,000	1,096,230
MA State Dev. Fin. Agcy. VRDN (Boston U.),
Ser. U-6C, 2.05%, 10/1/42	VMIG 1	3,000,000	3,000,000
MA State Dev. Fin. Agcy. Solid Waste Disp. 144A
Mandatory Put Bonds (5/1/20), (Waste Mgt., Inc.),
2.15%, 5/1/27	A–	1,625,000	1,627,600
MA State Edl. Fin. Auth. Rev. Bonds
Ser. B, 5.70%, 1/1/31	AA	860,000	876,417
Ser. J, 5.625%, 7/1/28	AA	385,000	406,737
(Ed. Loan — Issue 1), 5.00%, 1/1/27	AA	2,750,000	3,161,565
5.00%, 1/1/24	AA	500,000	567,015
(Ed. Loan — Issue 1), 4.375%, 1/1/32	AA	420,000	451,315
Ser. J, 4.00%, 7/1/19	AAA	2,500,000	2,504,400
MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Harvard U.), Ser. N, 6.25%, 4/1/20	Aaa	3,000,000	3,120,900
(Lesley U.), Ser. A, AGC, 5.25%, 7/1/39
(Prerefunded 7/1/19)	AA	1,000,000	1,002,900
(Winchester Hosp.), 5.25%, 7/1/38	A–	2,225,000	2,305,345
(Dana-Farber Cancer Inst.), Ser. K, 5.25%, 12/1/27	A1	1,500,000	1,518,225
(Lowell Gen. Hosp.), Ser. C, 5.125%, 7/1/35	BBB+	725,000	750,245
(Southcoast Hlth. Oblig.), Ser. D, 5.00%, 7/1/39	Baa1	1,500,000	1,504,095
(Berklee College of Music), Ser. A, 5.00%, 10/1/37	A2	190,000	190,540
(Milford Regl. Med.), Ser. E, 5.00%, 7/15/37	BB+	850,000	857,633
(Northeastern U.), Ser. A, 5.00%, 10/1/35	A1	300,000	311,289
(Northeastern U.), Ser. T-1, 5.00%, 10/1/30	A1	1,000,000	1,100,870
(Northeastern U.), Ser. T-2, 5.00%, 10/1/30	A1	2,000,000	2,201,740
MA State Hlth. & Edl. Fac. Auth. VRDN, (Baystate
Med. Ctr.), Ser. J-2, 2.09%, 7/1/44	A-1	800,000	800,000
MA State Hsg. Fin. Agcy. Rev. Bonds
Ser. C, 5.35%, 12/1/42	Aa2	485,000	489,874
Ser. A, 5.10%, 12/1/30	Aa2	895,000	902,616
Ser. D, 5.05%, 6/1/40	Aa2	1,100,000	1,100,770
Ser. 171, 4.00%, 12/1/44	Aa1	350,000	362,856
Ser. SF-169, 4.00%, 12/1/44	Aa1	735,000	760,041
Ser. 160, 3.75%, 6/1/34	Aa1	140,000	142,703
(Single Fam.), Ser. 178, 3.50%, 6/1/42	Aa1	890,000	922,352
Ser. A, 3.50%, 12/1/31	Aa2	2,000,000	2,053,520
Ser. A, 3.25%, 12/1/27	Aa2	1,870,000	1,939,302
MA State Port Auth. Rev. Bonds, Ser. A
5.00%, 7/1/47	Aa2	3,000,000	3,507,780
5.00%, 7/1/42	Aa2	1,275,000	1,496,276

24 Massachusetts Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (98.5%)* cont.	Rating**	Principal amount	Value
Massachusetts cont.
MA State Port Auth. Rev. Bonds, Ser. A
5.00%, 7/1/40	Aa2	$2,500,000	$3,032,650
5.00%, 7/1/35	Aa2	1,500,000	1,787,025
5.00%, 7/1/33	Aa2	775,000	912,229
5.00%, 7/1/32	Aa2	755,000	890,628
MA State Port Auth. Special Fac. Rev. Bonds
(Conrac), Ser. A, 5.125%, 7/1/41	A	1,765,000	1,878,595
(BOSFUEL), FGIC, NATL, 5.00%, 7/1/27	A1	2,500,000	2,507,275
MA State School Bldg. Auth. Dedicated Sales Tax
Rev. Bonds, Ser. A, 5.00%, 11/15/42	AA+	2,000,000	2,336,680
MA State School Bldg. Auth. Sales Tax Rev. Bonds
Ser. A, 5.00%, 5/15/43	AA+	915,000	1,012,136
Ser. B, 5.00%, 10/15/41	AA+	2,000,000	2,142,940
Ser. C, 5.00%, 8/15/37	AA+	2,000,000	2,342,840
Ser. B, 5.00%, 10/15/35	AA+	1,000,000	1,073,630
MA State Trans. Fund Rev. Bonds
(Rail Enhancement Program), Ser. A, 5.00%, 6/1/45	Aa1	3,000,000	3,467,550
Ser. A, 5.00%, 6/1/41	Aa1	2,500,000	3,002,450
(Rail Enhancement & Accelerated), 5.00%, 6/1/38	Aa1	3,000,000	3,539,790
MA State Wtr. Poll. Abatement Trust Rev. Bonds,
Ser. 14, 5.00%, 8/1/32	Aaa	4,000,000	4,021,640
MA State Wtr. Resource Auth. Rev. Bonds
Ser. A, 6.50%, 7/15/19 (Escrowed to maturity)	Aa1	365,000	367,121
Ser. B, 5.00%, 8/1/40	Aa1	1,500,000	1,778,250
(Green Bond), Ser. C, 5.00%, 8/1/40	Aa1	3,000,000	3,556,500
Ser. B, 5.00%, 8/1/34	Aa1	1,220,000	1,518,461
Milford, G.O. Bonds, AGM, 5.125%, 12/15/24	Aa2	1,795,000	1,800,170
North Reading, G.O. Bonds, 5.00%, 5/15/35	Aa2	3,750,000	4,100,813
U. of MA Bldg. Auth. Rev. Bonds, Ser. 2,
5.00%, 11/1/39	Aa2	2,500,000	2,744,275
Worcester, G.O. Bonds, (Muni. Purpose Loan),
4.00%, 11/1/23	Aa3	3,050,000	3,163,064
			232,531,813
New York (1.7%)
NY State Thruway Auth. Rev. Bonds, 4.00%, 2/1/20	A2	4,300,000	4,329,756
			4,329,756
Ohio (1.4%)
Lancaster, Port Auth. Mandatory Put Bonds
(2/1/25), Ser. A, 5.00%, 8/1/49	Aa2	2,500,000	2,908,800
Warren Cnty., Hlth. Care Fac. Rev. Bonds, (Otterbein
Homes Oblig. Group), 5.00%, 7/1/32	A	750,000	832,830
			3,741,630
Pennsylvania (0.6%)
PA State Econ. Dev. Fin. Auth. Solid Waste Disp.
Rev. Bonds, (Republic Services, Inc.), Ser. A,
1.95%, 4/1/34	BBB+	1,500,000	1,500,405
			1,500,405
South Carolina (0.6%)
SC Trans. Infrastructure Bk. Mandatory Put Bonds
(10/1/22), Ser. 03B, 2.078%, 10/1/31 ##	A1	1,500,000	1,499,040
			1,499,040

Massachusetts Tax Exempt Income Fund 25

MUNICIPAL BONDS AND NOTES (98.5%)* cont.	Rating**	Principal amount	Value
Texas (1.8%)
Fort Bend, Mandatory Put Bonds (8/1/22), (Indpt.
School Dist.), PSFG, 1.95%, 8/1/49	AAA	$2,500,000	$2,521,900
Harris Cnty., Cultural Ed. Fac. Fin. Corp. Thermal
Utility Rev. Bonds, (TECO)
4.00%, 11/15/34	AA	700,000	782,957
4.00%, 11/15/32	AA	1,100,000	1,243,374
			4,548,231

TOTAL INVESTMENTS
Total investments (cost $241,524,381)			$253,426,695

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from June 1, 2018 through May 31, 2019 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $257,374,379.

** The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications. If a security is insured, it will usually be rated by the ratings organizations based on the financial strength of the insurer. Ratings are not covered by the Report of Independent Registered Public Accounting Firm. For further details regarding security ratings, please see the Statement of Additional Information.

## Forward commitment, in part or in entirety (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $4,394,747 to cover the settlement of certain securities.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

On Mandatory Put Bonds, the rates shown are the current interest rates at the close of the reporting period and the dates shown represent the next mandatory put dates. Rates are set by remarketing agents and may take into consideration market supply and demand, credit quality and the current SIFMA Municipal Swap Index, 1 Month US LIBOR or 3 Month US LIBOR rates, which were 1.42%, 2.43% and 2.50%, respectively, as of the close of the reporting period.

The dates shown parenthetically on prerefunded bonds represent the next prerefunding dates.

The dates shown on debt obligations are the original maturity dates.

The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):

Education	24.7%
Health care	14.1
Tax bonds	13.4

26 Massachusetts Tax Exempt Income Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Municipal bonds and notes	$—	$253,426,695	$—
Totals by level	$—	$253,426,695	$—

The accompanying notes are an integral part of these financial statements.

Massachusetts Tax Exempt Income Fund 27

Statement of assets and liabilities 5/31/19

ASSETS
Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $241,524,381)	$253,426,695
Cash	2,520,048
Interest and other receivables	3,284,100
Receivable for shares of the fund sold	3,168,958
Receivable for custodian fees (Note 2)	7,278
Prepaid assets	18,787
Total assets	262,425,866

LIABILITIES
Payable for purchases of delayed delivery securities (Note 1)	4,394,747
Payable for shares of the fund repurchased	210,708
Payable for compensation of Manager (Note 2)	92,451
Payable for investor servicing fees (Note 2)	25,714
Payable for Trustee compensation and expenses (Note 2)	93,836
Payable for administrative services (Note 2)	977
Payable for distribution fees (Note 2)	83,722
Distributions payable to shareholders	58,619
Other accrued expenses	90,713
Total liabilities	5,051,487

Net assets	$257,374,379

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$247,239,038
Total distributable earnings (Note 1)	10,135,341
Total — Representing net assets applicable to capital shares outstanding	$257,374,379

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($181,596,309 divided by 18,751,471 shares)	$9.68
Offering price per class A share (100/96.00 of $9.68)*	$10.08
Net asset value and offering price per class B share ($1,288,367 divided by 133,233 shares)**	$9.67
Net asset value and offering price per class C share ($18,763,523 divided by 1,933,497 shares)**	$9.70
Net asset value and redemption price per class M share ($1,512,862 divided by 156,202 shares)	$9.69
Offering price per class M share (100/96.75 of $9.69)†	$10.02
Net asset value, offering price and redemption price per class R6 share
($696,632 divided by 71,731 shares)	$9.71
Net asset value, offering price and redemption price per class Y share
($53,516,686 divided by 5,509,120 shares)	$9.71

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

28 Massachusetts Tax Exempt Income Fund

Statement of operations Year ended 5/31/19

INVESTMENT INCOME
Interest income	$8,442,176
Total investment income	8,442,176

EXPENSES
Compensation of Manager (Note 2)	1,028,980
Investor servicing fees (Note 2)	154,394
Custodian fees (Note 2)	7,785
Trustee compensation and expenses (Note 2)	11,399
Distribution fees (Note 2)	588,760
Administrative services (Note 2)	7,226
Other	156,806
Total expenses	1,955,350
Expense reduction (Note 2)	(33,828)
Net expenses	1,921,522

Net investment income	6,520,654

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	2,045,911
Futures contracts (Note 1)	21,710
Total net realized gain	2,067,621
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	4,100,770
Total change in net unrealized appreciation	4,100,770

Net gain on investments	6,168,391

Net increase in net assets resulting from operations	$12,689,045

The accompanying notes are an integral part of these financial statements.

Massachusetts Tax Exempt Income Fund 29

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 5/31/19	Year ended 5/31/18
Operations
Net investment income	$6,520,654	$7,826,908
Net realized gain on investments	2,067,621	3,071,527
Change in net unrealized appreciation (depreciation)
of investments	4,100,770	(8,322,775)
Net increase in net assets resulting from operations	12,689,045	2,575,660
Distributions to shareholders (Note 1):
From ordinary income
Taxable net investment income
Class A	(135,371)	(137,714)
Class B	(1,059)	(1,378)
Class C	(14,333)	(16,962)
Class M	(1,079)	(1,717)
Class R6	(469)	—
Class Y	(34,112)	(40,053)
From tax-exempt net investment income
Class A	(4,735,344)	(5,540,187)
Class B	(30,118)	(44,269)
Class C	(370,700)	(511,936)
Class M	(36,979)	(62,484)
Class R6	(11,844)	(9)
Class Y	(1,324,290)	(1,654,171)
Increase (decrease) from capital share transactions (Note 4)	9,331,049	(40,964,220)
Total increase (decrease) in net assets	15,324,396	(46,399,440)

NET ASSETS
Beginning of year	242,049,983	288,449,423
End of year (Note 1)	$257,374,379	$242,049,983

The accompanying notes are an integral part of these financial statements.

30 Massachusetts Tax Exempt Income Fund

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Massachusetts Tax Exempt Income Fund 31

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS				RATIOS AND SUPPLEMENTAL DATA
											Ratio
			Net realized								of net investment
	Net asset value,		and unrealized	Total from	From			Total return	Net assets,	Ratio of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	Total	Net asset value,	at net asset value	end of period	to average	to average	Portfolio
Period ended	of period	income (loss)	on investments	operations	income	distributions	end of period	(%)[a]	(in thousands)	net assets (%)[b]	net assets (%)	turnover (%)
Class A
May 31, 2019	$9.45	.26	.24	.50	(.27)	(.27)	$9.68	5.39	$181,596.79		2.76	22
May 31, 2018	9.64	.28	(.19)	.09	(.28)	(.28)	9.45	.97	174,578.79		2.89	22
May 31, 2017	9.85	.28	(.21)	.07	(.28)	(.28)	9.64	.75	201,201.79		2.87	19
May 31, 2016	9.69	.29	.16	.45	(.29)	(.29)	9.85	4.74	241,808	.79[d]	3.00[d]	15
May 31, 2015	9.70	.32	(.01)	.31	(.32)	(.32)	9.69	3.24	241,438.77		3.27	8
Class B
May 31, 2019	$9.44	.20	.24	.44	(.21)	(.21)	$9.67	4.73	$1,288	1.42	2.14	22
May 31, 2018	9.62	.22	(.18)	.04	(.22)	(.22)	9.44	.45	1,629	1.42	2.26	22
May 31, 2017	9.83	.22	(.21)	.01	(.22)	(.22)	9.62	.13	2,163	1.42	2.24	19
May 31, 2016	9.68	.23	.15	.38	(.23)	(.23)	9.83	3.99	2,728	1.41[d]	2.38[d]	15
May 31, 2015	9.69	.26	(.01)	.25	(.26)	(.26)	9.68	2.61	3,306	1.39	2.65	8
Class C
May 31, 2019	$9.47	.19	.23	.42	(.19)	(.19)	$9.70	4.56	$18,764	1.57	1.98	22
May 31, 2018	9.66	.20	(.18)	.02	(.21)	(.21)	9.47	.19	20,487	1.57	2.11	22
May 31, 2017	9.86	.20	(.19)	.01	(.21)	(.21)	9.66	.08	26,868	1.57	2.10	19
May 31, 2016	9.71	.22	.15	.37	(.22)	(.22)	9.86	3.81	29,324	1.56[d]	2.23[d]	15
May 31, 2015	9.72	.24	—[c]	.24	(.25)	(.25)	9.71	2.44	30,361	1.54	2.50	8
Class M
May 31, 2019	$9.45	.23	.25	.48	(.24)	(.24)	$9.69	5.21	$1,513	1.07	2.48	22
May 31, 2018	9.64	.25	(.18)	.07	(.26)	(.26)	9.45	.69	2,217	1.07	2.61	22
May 31, 2017	9.85	.25	(.21)	.04	(.25)	(.25)	9.64	.48	2,452	1.07	2.60	19
May 31, 2016	9.69	.27	.15	.42	(.26)	(.26)	9.85	4.45	2,553	1.06[d]	2.73[d]	15
May 31, 2015	9.70	.29	—[c]	.29	(.30)	(.30)	9.69	2.96	2,649	1.04	3.00	8
Class R6
May 31, 2019	$9.48	.29	.24	.53	(.30)	(.30)	$9.71	5.67	$697.56		2.98	22
May 31, 2018†	9.41	—[c]	.08	.08	(.01)	(.01)	9.48	.83*	10	.02*	.08*	22
Class Y
May 31, 2019	$9.48	.28	.24	.52	(.29)	(.29)	$9.71	5.61	$53,517.57		2.97	22
May 31, 2018	9.66	.30	(.18)	.12	(.30)	(.30)	9.48	1.30	43,129.57		3.11	22
May 31, 2017	9.87	.30	(.21)	.09	(.30)	(.30)	9.66	.98	55,765.57		3.09	19
May 31, 2016	9.72	.32	.14	.46	(.31)	(.31)	9.87	4.86	42,544	.56[d]	3.22[d]	15
May 31, 2015	9.72	.34	—[c]	.34	(.34)	(.34)	9.72	3.57	31,727.54		3.51	8

* Not annualized.

† For the period May 22, 2018 (commencement of operations) to May 31, 2018.

a Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

b Includes amounts paid through expense offset and/or brokerage service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

c Amount represents less than $0.01 per share.

d Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.

The accompanying notes are an integral part of these financial statements.

32 Massachusetts Tax Exempt Income Fund	Massachusetts Tax Exempt Income Fund 33

Notes to financial statements 5/31/19

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from June 1, 2018 through May 31, 2019.

Putnam Massachusetts Tax Exempt Income Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The goal of the fund is to seek as high a level of current income exempt from federal income tax and Massachusetts personal income tax as Putnam Management believes is consistent with preservation of capital. The fund invests mainly in bonds that pay interest that is exempt from federal income tax and Massachusetts personal income tax (but that may be subject to federal alternative minimum tax (AMT)), are investment-grade in quality, and have intermediate- to long-term maturities (i.e., three years or longer). Under normal circumstances, Putnam Management invests at least 80% of the fund’s net assets in tax-exempt investments. This investment policy cannot be changed without the approval of the fund’s shareholders. Such tax-exempt investments in which the fund invests are issued by or for states, territories or possessions of the United States or by their political subdivisions, agencies, authorities or other government entities, and the income from these investments is exempt from both federal and Massachusetts personal income tax. Interest income from private activity bonds may be subject to federal AMT for individuals. These investments are not included for the purpose of complying with the 80% investment policy. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R6 and class Y shares. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. The expenses for class A, class B, class C and class M shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class M shares, but do not bear a distribution fee, and in the case of class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

34 Massachusetts Tax Exempt Income Fund

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Futures contracts The fund uses futures contracts for hedging treasury term structure risk and for yield curve positioning.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Massachusetts Tax Exempt Income Fund 35

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At May 31, 2019, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover
Short-term	Long-term	Total
$2,178,366	$—	$2,178,366

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. For the reporting period, there were no material temporary or permanent differences. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $36,145 to increase undistributed net investment income and $36,145 to increase accumulated net realized loss.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$12,175,148
Unrealized depreciation	(265,373)
Net unrealized appreciation	11,909,775
Undistributed ordinary income	55,892
Undistributed tax-exempt income	406,661
Capital loss carryforward	(2,178,366)
Cost for federal income tax purposes	$241,516,920

36 Massachusetts Tax Exempt Income Fund

For the fiscal year ended May 31, 2018, the fund had undistributed net investment income of $542,832.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.590%	of the first $5 billion,	0.390%	of the next $50 billion,
0.540%	of the next $5 billion,	0.370%	of the next $50 billion,
0.490%	of the next $10 billion,	0.360%	of the next $100 billion and
0.440%	of the next $10 billion,	0.355%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.431% of the fund’s average net assets.

Putnam Management has contractually agreed, through September 30, 2020, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$111,320	Class R6	199
Class B	912	Class Y	28,876
Class C	12,124	Total	$154,394
Class M	963

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $33,828 under the expense offset arrangements.

Massachusetts Tax Exempt Income Fund 37

Each Independent Trustee of the fund receives an annual Trustee fee, of which $177, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	*	$382,282
Class B	1.00%	0.85%	11,954
Class C	1.00%	1.00%	187,094
Class M	1.00%	0.50%	7,430
Total			$588,760

* Equals the weighted average of (i) 0.20% of the net assets of the fund attributable to class A shares purchased and paid for prior to April 1, 2005 and (ii) 0.25% of all other net assets of the fund attributable to class A shares.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $10,086 and $253 from the sale of class A and class M shares, respectively, and received no monies in contingent deferred sales charges from redemptions of class B and class C shares.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$51,521,750	$51,144,544
U.S. government securities (Long-term)	—	—
Total	$51,521,750	$51,144,544

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

38 Massachusetts Tax Exempt Income Fund

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	YEAR ENDED 5/31/19		YEAR ENDED 5/31/18
Class A	Shares	Amount	Shares	Amount
Shares sold	2,809,856	$26,531,273	1,871,436	$17,896,069
Shares issued in connection with
reinvestment of distributions	430,721	4,060,573	495,562	4,728,970
	3,240,577	30,591,846	2,366,998	22,625,039
Shares repurchased	(2,957,829)	(27,816,972)	(4,777,689)	(45,468,504)
Net increase (decrease)	282,748	$2,774,874	(2,410,691)	$(22,843,465)

	YEAR ENDED 5/31/19		YEAR ENDED 5/31/18
Class B	Shares	Amount	Shares	Amount
Shares sold	10	$98	9,821	$92,422
Shares issued in connection with
reinvestment of distributions	3,219	30,265	4,533	43,211
	3,229	30,363	14,354	135,633
Shares repurchased	(42,586)	(399,057)	(66,515)	(631,576)
Net decrease	(39,357)	$(368,694)	(52,161)	$(495,943)

	YEAR ENDED 5/31/19		YEAR ENDED 5/31/18
Class C	Shares	Amount	Shares	Amount
Shares sold	177,862	$1,682,243	90,817	$868,866
Shares issued in connection with
reinvestment of distributions	28,231	266,624	37,972	363,176
	206,093	1,948,867	128,789	1,232,042
Shares repurchased	(435,506)	(4,101,908)	(748,589)	(7,144,637)
Net decrease	(229,413)	$(2,153,041)	(619,800)	$(5,912,595)

	YEAR ENDED 5/31/19		YEAR ENDED 5/31/18
Class M	Shares	Amount	Shares	Amount
Shares sold	12,286	$116,957	2,004	$19,159
Shares issued in connection with
reinvestment of distributions	3,450	32,526	4,343	41,352
	15,736	149,483	6,347	60,511
Shares repurchased	(94,021)	(885,270)	(26,354)	(248,948)
Net decrease	(78,285)	$(735,787)	(20,007)	$(188,437)

Massachusetts Tax Exempt Income Fund 39

			FOR THE PERIOD 5/22/18
			(COMMENCEMENT OF OPERATIONS)
	YEAR ENDED 5/31/19		TO 5/31/18
Class R6	Shares	Amount	Shares	Amount
Shares sold	71,011	$663,171	1,063	$10,000
Shares issued in connection with
reinvestment of distributions	1,308	12,313	1	9
	72,319	675,484	1,064	10,009
Shares repurchased	(1,652)	(15,561)	—	—
Net increase	70,667	$659,923	1,064	$10,009

	YEAR ENDED 5/31/19		YEAR ENDED 5/31/18
Class Y	Shares	Amount	Shares	Amount
Shares sold	2,262,928	$21,398,403	1,354,150	$12,992,546
Shares issued in connection with
reinvestment of distributions	121,641	1,151,179	147,693	1,414,313
	2,384,569	22,549,582	1,501,843	14,406,859
Shares repurchased	(1,424,441)	(13,395,808)	(2,723,048)	(25,940,648)
Net increase (decrease)	960,128	$9,153,774	(1,221,205)	$(11,533,789)

At the close of the reporting period, Putnam Investments, LLC owned 1,097 class R6 shares of the fund (1.53% of class R6 shares outstanding), valued at $10,652.

Note 5: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. The fund focuses a majority of its investments in the Commonwealth of Massachusetts and may be affected by economic and political developments in that Commonwealth.

Note 6: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Futures contracts (number of contracts)	2

As of the close of the reporting period, the fund did not hold any derivative instruments.

The following is a summary of realized gains or losses of derivative instruments on the Statement of operations for the reporting period (Note 1) (there were no unrealized gains or losses on derivative instruments):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as
hedging instruments under ASC 815	Futures	Total
Interest rate contracts	$21,710	$21,710
Total	$21,710	$21,710

40 Massachusetts Tax Exempt Income Fund

Federal tax information (Unaudited)

The fund has designated 97.24% of dividends paid from net investment income during the reporting period as tax exempt for Federal income tax purposes.

The Form 1099 that will be mailed to you in January 2020 will show the tax status of all distributions paid to your account in calendar 2019.

Massachusetts Tax Exempt Income Fund 41

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Treasurer of the Board and Chair of the Finance Committee, The Denver Foundation. Member of the Finance Committee, the Children's Hospital of Colorado. Senior Advisor to First Reserve, an energy and private equity firm.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, an independent natural gas and oil exploration and production company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Great Lakes Science Center; College Now Greater Cleveland

Catharine Bond Hill

Born 1954, Trustee since 2017

Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, served as the 10th President of Vassar College. Prior to 2006, was Provost of Williams College.

Other directorships: Director of Yale-NUS College; Alumni Fellow to the Yale Corporation

Dr. Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Head of the MIT Department of Economics from 1994 to 1998 and Director of the MIT Center for Energy and Environmental Policy Research from 1999 through 2007. From 2008 to 2017, President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education issues related to science, technology, and economic performance.

Other directorships: Yale University; Exelon Corporation, an energy company focused on power services; Member Emeritus of the Board of Advisors of the Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

42 Massachusetts Tax Exempt Income Fund

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of May 31, 2019, there were 99 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Massachusetts Tax Exempt Income Fund 43

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Susan G. Malloy (Born 1957)
Executive Vice President, Principal Executive Officer,	Vice President and Assistant Treasurer
and Compliance Liaison	Since 2007
Since 2004	Head of Accounting, Middle Office, & Control Services,
Putnam Investments and Putnam Management
Robert T. Burns (Born 1961)
Vice President and Chief Legal Officer	Mark C. Trenchard (Born 1962)
Since 2011	Vice President and BSA Compliance Officer
General Counsel, Putnam Investments,	Since 2002
Putnam Management, and Putnam Retail Management	Director of Operational Compliance, Putnam
Investments and Putnam Retail Management
James F. Clark (Born 1974)
Vice President and Chief Compliance Officer	Nancy E. Florek (Born 1957)
Since 2016	Vice President, Director of Proxy Voting and Corporate
Chief Compliance Officer, Putnam Investments	Governance, Assistant Clerk, and Assistant Treasurer
and Putnam Management	Since 2000

Michael J. Higgins (Born 1976)	Denere P. Poulack (Born 1968)
Vice President, Treasurer, and Clerk	Assistant Vice President, Assistant Clerk,
Since 2010	and Assistant Treasurer
Since 2004
Janet C. Smith (Born 1965)
Vice President, Principal Financial Officer, Principal
Accounting Officer, and Assistant Treasurer
Since 2007
Head of Fund Administration Services,
Putnam Investments and Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

44 Massachusetts Tax Exempt Income Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Janet C. Smith
	Katinka Domotorffy	Vice President,
Investment Sub-Advisor	Catharine Bond Hill	Principal Financial Officer,
Putnam Investments Limited	Paul L. Joskow	Principal Accounting Officer,
16 St James’s Street	Robert E. Patterson	and Assistant Treasurer
London, England SW1A 1ER	George Putnam, III
	Robert L. Reynolds	Susan G. Malloy
Marketing Services	Manoj P. Singh	Vice President and
Putnam Retail Management		Assistant Treasurer
100 Federal Street	Officers
Boston, MA 02110	Robert L. Reynolds	Mark C. Trenchard
	President	Vice President and
Custodian		BSA Compliance Officer
State Street Bank	Jonathan S. Horwitz
and Trust Company	Executive Vice President,	Nancy E. Florek
	Principal Executive Officer,	Vice President, Director of
Legal Counsel	and Compliance Liaison	Proxy Voting and Corporate
Ropes & Gray LLP		Governance, Assistant Clerk,
	Robert T. Burns	and Assistant Treasurer
Independent Registered Public	Vice President and
Accounting Firm	Chief Legal Officer	Denere P. Poulack
PricewaterhouseCoopers LLP		Assistant Vice President, Assistant
	James F. Clark	Clerk, and Assistant Treasurer
Vice President and
Chief Compliance Officer

This report is for the information of shareholders of Putnam Massachusetts Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam
INVESTMENTS

100 Federal Street
Boston, MA 02110

1-800-225-1581
putnam.com

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

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AN047 317079 7/19

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In February 2018, the Code of Ethics of Putnam Investments was amended. The key changes to the Code of Ethics are as follows: (i) Prohibition of investing in public coin offerings or token offerings, (ii) Removal of monetary fines as available sanctions for violations of the Code of Ethics, and (iii) Expanded definition of “Immediate Family Member”.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Ms. Baumann and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

May 31, 2019	$57,009	$ —	$12,430	$ —
May 31, 2018	$57,844	$ —	$12,597	$383

For the fiscal years ended May 31, 2019 and May 31, 2018, the fund's independent auditor billed aggregate non-audit fees in the amounts of $559,414 and $612,126 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of fund profitability

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2–01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

May 31, 2019	$ —	$546,984	$ —	$ —
May 31, 2018	$ —	$600,294	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Massachusetts Tax Exempt Income Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: July 26, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: July 26, 2019

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: July 26, 2019